SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENTS OF ADDITIONAL INFORMATION OF THE LISTED FUNDS:

DWS Alternative Asset Allocation Fund
DWS Alternative Asset Allocation VIP
DWS Select Alternative Allocation Fund

The following information is added to the disclosure contained in Part I: APPENDIX I-I – INVESTMENT PRACTICES AND TECHNIQUES in the funds’ Statements of Additional Information:

Master Limited Partnerships (MLPs)

Please Retain This Supplement for Future Reference

October 4, 2013
SAISTKR-132